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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                               October 11, 2000


                           PAINE WEBBER GROUP INC.
            (Exact Name of Registrant as specified in its charter)



  DELAWARE                            NO. 1-7367              NO. 13-2760086
  ---------                           ----------              -----------------
(State or other                      (Commission             (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)



1285 AVENUE OF THE AMERICAS
    NEW YORK, NEW YORK                                       10019
-----------------------------                              ---------
   (Address of principal                                   (Zip code)
     executive offices)

Registrant's telephone number, including area code:    (212)  713-2000

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Item 5.           Other Events.

                  On October 11, 2000, the Registrant released financial information with respect to the three and nine month periods ending September 30, 2000. A copy of the press release containing such financial information is included herein as
                  Exhibit 99.1 to this report.


Item 7.           Financial Statements.  Pro Forma Financial Information And
                  Exhibits

                  (c)      Exhibits

                           99.1 Copy of Registrant's press release which, among other things, reported results for the three and nine month periods ending September 30, 2000.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PAINE WEBBER GROUP INC.


                                             By:  /s/ Jerome T. Fadden
                                                 ------------------------------
                                             Name:    Jerome T. Fadden
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer


Dated:   October 11, 2000
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                                  EXHIBIT INDEX



ITEM NO.                   DESCRIPTION


99.1 Copy of Registrant's press release which, among other things, reported results for the three and nine month periods ending September 30, 2000.